                                                                   Exhibit 10.10

                                 PROMISSORY NOTE

In consideration of the transfer of 30.6% equity interests in Wuxi Seamless Oil
Pipe Co., Ltd. by UMW ACE (L) Ltd. to First Space Holdings Limited, we, FIRST
SPACE HOLDINGS LIMITED (Incorporation No. 1032484), a company incorporated in the British Virgin Island and having a registered office is at P.O. Box 3321,
Drake Chambers, Road Town, Tortola, British Virgin Islands (the "Borrower"),
hereby promise to pay to or to the order of UMW ACE (L) LTD. whose registered office is situate at Brumby House, Jalan Bahasa, P.O. Box 80148, 87011 Labuan
F.T., Malaysia (the "Holder") the sum of US$14,205,148.12 (the "Indebtedness")
on demand of the Holder, subject to the following terms and conditions :

Call:                  The Holder may demand for the payment to it of the
                       Indebtedness on giving 2 days notice at any time after
                       the passage of 3 months from the date hereof.

Interest:              The rate per annum to be agreed between the Borrower and
                       the Holder from time to time on the amount of the
                       Indebtedness or any part thereof outstanding from time to
                       time on the basis of the actual number of days elapsed
                       and a 365-day year.

Prepayment:            (a)   The Borrower shall at any time after the date
                             hereof have the rights upon giving to the Holder
                             not less than 2 days prior written notice ("NOTICE
                             OF PRE-PAYMENT"), to pre-pay the Indebtedness or
                             any part thereof in such format in any such manner
                             as the Holder and the Borrower may agree provided
                             that all interest accrued up to the date of
                             prepayment shall be paid.

                       (b)   A Notice of Pre-payment shall be irrevocable.

Payments :             (a)   All payments by the Borrower hereunder shall be
                             made in US dollars on demand of the Holder to such
                             bank account or in such manner as the Holder may
                             from time to time specify. If any sum would
                             otherwise become due for payment hereunder on a day
                             which is not a banking day, such sum shall become
                             due on the next succeeding banking day.

                       (b)   All sums payable by the Borrower hereunder shall be
                             paid in full without set-off or counterclaim and
                             free and clear of and without any deduction or
                             withholding for or on account of any present or
                             future taxes, duties, imposts or charges of any
                             nature.

Costs and Expenses:    Each party shall be responsible for its legal costs and
                       expenses incurred or to be incurred in connection with
                       the preparation and execution of this Promissory Note.
                       All stamp, registration or other duties imposed by any
                       government authorities hereunder or otherwise in
                       connection with the Indebtedness shall be borne by the
                       Borrower.

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Notice :               Any notice or communication to be given by any party to
                       the other shall be in writing and in English and may be
                       delivered by hand or sent by prepaid registered post
                       telex or telefax. In case of notice or communication to
                       the Borrower, such notice or communication shall be
                       addressed to the Borrower at its address specified above.
                       In case of notice or communication to the Holder, such
                       notice or communication shall be addressed to the address
                       specified above.

                       Any such notice or communication shall be deemed to be
                       given at the time of delivery or despatch except in the
                       case of a notice sent by prepaid registered post which
                       shall be deemed to be given on the third business day (if
                       local) or on the tenth day (if overseas) after the date
                       of posting.

Law and Jurisdiction:  This Promissory Note shall be governed by and construed in accordance with the laws of the Hong Kong Special
                       Administrative Region of the People's Republic of China
                       ("Hong Kong") and the parties agree to submit to the
                       non-exclusive jurisdiction of the courts of Hong Kong.

Dated this  1  December   2006.

IN WITNESS WHEREOF the Borrower has executed this Promissory Note.

                            For and on behalf of
                            FIRST SPACE HOLDINGS LIMITED

                            /s/
                            -------------------------------------------
                            Authorized Signature

                            Agreed and Confirmed by :-
                            For and on behalf of
                            UMW ACE(L) LTD

                            /s/
                            -------------------------------------------
                            Authorized Signature

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